UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2007 (June 19, 2007)

Information Services Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	Identification No.)
incorporation)		(I.R.S. Employer

Four Stamford Plaza
107 Elm Street
Stamford, CT 06902
(Address of principal executive offices)

(203) 517-3100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 19, 2007, Information Services Group, Inc. issued a press release with respect to the filing of a preliminary proxy statement with the Securities and Exchange Commission relating to its previously announced agreement to purchase 100% of the shares of TPI Advisory Services Americas, Inc.  The press release announcing the filing of the preliminary proxy statement is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibit.

99.1                           Press Release, dated June 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2007	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated June 19, 2007